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EXHIBIT 99(b)

    Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

         In connection with the Quarterly Report of DMI Furniture, Inc. (the "Company") on Form 10-Q for the period ended November 30, 2002 as filed with the Securities and Exchange Commission on the date hereof, I, Phillip J. Keller, Vice President of Finance, Chief Financial Officer, Treasurer, and Principal Accounting Officer, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge: (1) the quarterly report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and (2) the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 6, 2003

                                       /s/Phillip J. Keller
                                       --------------------
                                       Vice President, Finance,
                                       Chief Financial Officer,
                                       Treasurer, and Principal
                                       Accounting Officer